UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2022

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue, Suite 301, Carnegie PA	15106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 456-4400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	AP	New York Stock Exchange
Series A Warrants to purchase shares of Common Stock	AP WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 5, 2022, Ampco-Pittsburgh Corporation (the “Corporation”) held its annual meeting of shareholders. The following are the voting results for the proposals that were voted upon by the Corporation’s shareholders at that meeting:

1.	In the election of four directors for a term that expires in 2025:

	For	Withheld	Broker Non-Votes
Robert A. DeMichiei	9,430,654	411,409	4,126,903
Elizabeth A. Fessenden	9,716,641	125,422	4,126,903
William K. Lieberman	8,447,636	1,394,427	4,126,903
Laurence E. Paul	9,742,979	99,084	4,126,903

2.	To approve, in a non-binding advisory vote, the compensation of the Corporation’s named executive officers:

For	Against	Abstain	Broker Non-Votes
9,299,653	362,631	179,779	4,126,903

3.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for 2022:

For	Against	Abstain
13,616,689	168,727	183,550

Item 8.01 Other Events.

Non-Employee Director Compensation Policy to Include Election to Receive Annual Retainer in Shares of Common Stock

On May 5, 2022, the Board of Directors of the Corporation (the “Board”) adopted a Non-Employee Director Compensation Policy. Under the Non-Employee Director Compensation Policy, each non-employee director of the Corporation is entitled to receive an annual retainer of $50,000 for their service on the Board (the “Annual Retainer”) and additional annual retainers for service as the Chairperson of the Board or for service as chairperson or member of the Board’s standing committees. Additionally, each non-employee director will be granted an equity award consisting of shares of the Corporation’s common stock, $1.00 par value per share (“Common Stock”), that has an aggregate grant date fair value on the date of grant of $70,000. A non-employee director may elect to receive 100% of the value of the Annual Retainer in shares of Common Stock at the same time and in the same manner as their annual equity compensation. Each equity award shall vest on the one-year anniversary of the date of the grant, or on such other schedule as determined by resolution of the Board. The terms of any shares of Common Stock issued under the Non-Employee Director Compensation Policy will be governed by the Corporation’s 2016 Omnibus Incentive Plan, as amended from time to time. The amounts set forth above may be increased or decreased by resolution of the Board.

The description of the Non-Employee Director Compensation Policy set forth above does not purport to be complete and is qualified in its entirety by reference to Non-Employee Director Compensation Policy, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Ampco-Pittsburgh Corporation Non-Employee Director Compensation Policy, effective as of May 5, 2022.

10.2	Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan, as amended and restated (incorporated by reference to Registration Statement on Form S-8 filed on May 13, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION
(Registrant)

Date May 9, 2022

/s/ Michael G. McAuley
(Signature)
Michael G. McAuley
Senior Vice President, Chief Financial Officer and Treasurer